                                                                   EXHIBIT 10.23

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of January 9, 2003, by and between EpicEdge, Inc. (the "Borrower") and Silicon Valley Bank ("Bank").

1. DESCRIPTION OF EXISTING OBLIGATIONS: Among other Obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated November 6, 2002, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of One Million Dollars ($1,000,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement. Additionally, a specific amount of the Obligations under the Committed Revolving Line is guaranteed by Edgewater Private Equity Fund III, L.P. (the "Guarantor") pursuant to the terms and conditions of that certain Unconditional Guaranty agreement (the "Guaranty").

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.

      A.    Modification(s) to Loan Agreement.

            1. Item "(iii)" under Section 2.8 entitled "Limitation on Credit Extensions" is hereby amended to read as follows:

                  ...(iii) $1,700,000, decreasing to $1,400,000 on July 31, 2003 and thereafter.

            2. Notwithstanding the terms and conditions stated in Section 3.2 entitled "Conditions Precedent to all Credit Extensions" and
                  Section 6.2 entitled "Financial Statements, Reports, Certificates", Bank shall complete an audit of Borrower's Collateral, with results satisfactory to Bank, prior to the aggregate Obligations exceeding $1,000,000.

            3. The following defined term under Section 13.1 entitled "Definitions" is hereby amended to read as follows:

                  "Committed Revolving Line" is a Credit Extension of up to $1,300,000 decreasing to $1,000,000 beginning July 31, 2003 through the Revolving Maturity Date.

      B.    Modification(s) to Guaranty.

            1. The first paragraph in the Guaranty is hereby amended to read as follows:

                  In consideration of SILICON VALLEY BANK'S ("Bank") loan to EpicEdge, Inc., a Texas corporation ("Borrower"), under the Loan and Security Agreement with an Effective Date (as defined therein) of November 6, 2002 (the "Agreement"), Edgewater Private Equity Fund III, L.P., a Delaware limited partnership ("Guarantor") unconditionally and irrevocably guarantees payment of all amounts Borrower owes Bank and Borrower's performance of the Agreement and any other agreements between Borrower and Bank entered into in connection with the Agreement, as amended from time to time (collectively the "Agreements"), according to their terms; provided, however, that the maximum liability of Guarantor under this guaranty (this "Guaranty") shall not exceed at any one time the sum of (a) principal indebtedness equal to the lesser of (i) $1,300,000 or (ii) the outstanding Advances under the Committed Revolving Line as both are defined in the Agreement, but no less than $1,000,000 (collectively, the "Principal Indebtedness"), plus (b) all interest accrued and unpaid on such indebtedness pursuant to the terms of the Agreement, plus (c) all of Bank's costs, expenses and reasonable attorneys' fees incurred in connection with or relating to the enforcement of this Guaranty. Attorneys' fees include, without limitation, attorneys' fees whether or not there is a lawsuit, and if there is a lawsuit, any fees and costs for trial and appeals.

            2. Section 10.4 of the Guaranty is hereby amended to read as follows:

                           Maintain as of the last day of each quarter a Liquidity Coverage Ratio of not less than 2.00 to
                           1.00. Liquidity Coverage Ratio shall be defined as cash plus unrestricted marketable securities plus callable capital allocated to Borrower minus the amount of funded debt and other contingent liabilities, divided by the Principal Indebtedness, as defined above.

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that, as of the date hereof, it has no defenses against paying any of the Obligations.

6. PAYMENT OF FEE. Borrower shall pay Bank a fee in the amount of Two Thousand Dollars ($2,000) ("Variance Fee"), plus all out-of-pocket expenses.

7. CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

8. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Variance Fee.

                          REMAINDER OF PAGE LEFT BLANK

      This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                BANK:

EPICEDGE, INC.                           SILICON VALLEY BANK

By: /s/ Robert A. Jensen                 By: /s/ David Clower
   ----------------------------             ------------------------------------
Name: Robert A. Jensen                   Name: /s/ David Clower
     --------------------------               ----------------------------------
Title:  COO/CFO                          Title: Vice President
      -------------------------               ----------------------------------

The undersigned hereby consents to the modifications to the Obligations pursuant to this Loan Modification Agreement, hereby ratifies all the provisions of the GUARANTY, as amended herein, and confirms that all provisions of that document are in full force and effect.

GUARANTOR:
EDGEWATER PRIVATE EQUITY FUND III, L.P.
By: EDGEWATER III MANAGEMENT, L.P.,
    its General Partner

    By: Gordon Management, Inc.,
        its sole General Partner

        By:  /s/ Mark Mc Manigal                    Date: 1/17/03
            -------------------------------               ----------------------

        Name: Mark Mc Manigal
              -----------------------------

        Title: V.P.
               ----------------------------

[GRAPHIC OMITTED]

                               SILICON VALLEY BANK

                       PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:                 EPICEDGE, INC.

LOAN OFFICER:             DAVID CLOWER

DATE:                     JANUARY 9, 2003